REPORT OF INDEPENDENT AUDITORS


Board of Directors
Banyan Strategic Realty Trust

      We have audited the accompanying combined statement of revenue and certain expenses of the Oklahoma Properties (Properties) for the year ended December 31, 1996. The combined statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain
expenses is free of material misstatement.   An audit includes examining, on a
test basis, evidence supporting the amounts and disclosures in the combined
statement of revenue and certain expenses.   An audit also includes assessing
the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Banyan Strategic Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Properties' revenue and expenses.

      In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 2 of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                          ERNST & YOUNG LLP



Chicago, Illinois
May 1, 1997

                               OKLAHOMA PROPERTIES
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                             Year Ended
                                                          December 31, 1996

 Revenue:
   Rental                                                            $3,477,408

   Other                                                                463,702
                                                                     ----------

     Total Revenue                                                    3,941,110


 Certain Expenses:

   Salaries                                                             588,208
   Utilities                                                            382,856
   Repair & Maintenance                                                 176,628
   Advertising                                                           52,653
   Property Operating                                                   174,239
   Management Fees                                                      196,008
   Insurance                                                            129,311
   Real estate taxes                                                    142,423
   Interest                                                           1,235,130
                                                                     ----------

     Total Expenses                                                   3,077,456
                                                                     ----------
 Revenue in excess of
   certain expenses                                                  $  863,654
                                                                     ==========

[FN]  See accompanying notes.





                               OKLAHOMA PROPERTIES
           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

1.    Business

      The accompanying combined statement of revenue and certain expenses represents the operations (see Basis of Presentation below) of Willowpark Apartments, a 160-unit apartment project in Lawton, Oklahoma; Winchester Run Apartments, a 200-unit apartment project in Oklahoma City, Oklahoma; Woodrun Apartments, a 190-unit apartment project in Yukon, Oklahoma; and Country Creek Apartments, a 320-unit apartment project in Oklahoma City, Oklahoma (collectively "the Oklahoma Properties or Properties"). The Properties were all acquired from the same seller by Banyan Strategic Realty Trust ("the Trust") on May 22, 1997.

2.    Summary of Significant Accounting Policies

Basis of Presentation

      The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of the Trust. The combined statement is not representative of the actual operations of the Properties for the periods presented nor indicative of future operations, as certain expenses, consisting of depreciation and amortization, have been excluded.

Revenue and Expense Recognition

      Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

Use of Estimates

      The preparation of the combined statement of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expense during the reporting period. Actual results could differ from these estimates.

3.    Related Party

      During the year ended December 31, 1996, the Properties were managed by a related party, Precor Realty Advisors, Inc. The management agreement provided for a monthly fee of 5% of gross receipts. The management fees for December 31, 1996 were approximately $196,000.

4.    Bonds Payable

      The Trust purchased the Properties subject to Oklahoma Housing Financing Agency Revenue Bonds which mature in October 2025. The principal and interest on the bonds is payable monthly at a fixed interest rate of 7.30% until the bonds are remarketed in 2005. The bonds outstanding as of December 31, 1996, were approximately $16,700,000.

                               OKLAHOMA PROPERTIES
              ESTIMATED PRO FORMA STATEMENT OF NET OPERATING INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

      The estimated Pro Forma Statement of Net Operating Income represents the amount of estimated income which would be realized by the Registrant during twelve months of ownership of the Property, based upon the assumptions set forth in the accompanying notes (See Note 1).

                                                             Year Ended
                                                          December 31, 1996

 Revenue:
   Rental                                                            $3,477,408
   Other                                                                463,702
                                                                     ----------

     Total Revenue                                                    3,941,110


 Certain Expenses:
   Salaries                                                             588,208
   Utilities                                                            382,856
   Repair & Maintenance                                                 176,628
   Advertising                                                           52,653
   Property Operating                                                   174,239
   Management Fees                                                      137,939
   Insurance                                                             48,582
   Real estate taxes                                                    142,423
   Interest                                                           1,235,130
   Depreciation (See Note 2)                                            493,823
                                                                     ----------
     Total Expenses                                                   3,432,481
                                                                     ----------

     Pro Forma revenue in                                            $  508,629
       excess of certain                                             ==========
       expenses

     Pro Forma funds from
       operations (see Note 4)                                       $1,002,452
                                                                     ==========

[FN] The accompanying notes are an integral part of the estimated pro forma statement.

                               OKLAHOMA PROPERTIES
                     NOTES TO ESTIMATED PRO FORMA STATEMENT

      1. This statement does not propose to forecast actual operating results for any period in the future and thus, the following assumptions may not be valid for future years and actual results may differ. These statements should be read in conjunction with the Statement of Revenue and Certain Expenses for the year ended December 31, 1996 which were modified by Management for known changes in the revenues and expenses associated with the Registrant's ownership of the Property in order to estimate the pro forma statement.

      2. Depreciation expense which represents a non-cash expenditure has been included for informational purposes only. Depreciation is calculated on a depreciable basis of approximately $19,753,000 using the straight-line method based on a useful life of 40 years.

      3. The Property will be managed by an unaffiliated third party for an initial management fee of 3.5% of gross revenues.

      4. Funds From Operations (or ""FFO") has been provided in the Pro Forma Statement as supplemental information to the property's projected operating
results.   FFO is used by the real estate investment trust industry as a measure of a property's performance and is defined as net operating income from a property's operations, plus certain non-cash items including depreciation and amortization and excluding any extraordinary capital items.